Tax Status	12 Months Ended
Jun. 30, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan is a Basic Savings Plan established under Fidelity Investments Pre-Approved Defined Contribution 401(k) Profit Sharing Plan. The Plan was designed in accordance with the applicable requirements of the Internal Revenue Code (IRC). Fidelity Management and Research Company received an Advisory Letter for the Internal Revenue Service, dated June 30, 2020, indicating the Plan is exempt. The Plan has been amended since the date of the latest determination letter, in which the IRS stated that the Pre-approved plan, as then designed, was in compliance with the applicable requirements of the IRC. We believe that the Plan, as amended, is currently designed and being operated in compliance with the applicable requirements of the IRC. Accordingly, the accompanying financial statements do not reflect a provision for income taxes for the Plan.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of June 30, 2025 and June 30, 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.